Exhibit 99.1

FOR IMMEDIATE RELEASE:	FOR FURTHER INFORMATION CONTACT:

Karen Gross, Vice President & Corporate Secretary
(303) 573-1660

ROYAL GOLD ANNOUNCES CALENDAR 2007 RESERVE INCREASES AND
PRODUCTION FORECASTS FROM ITS ROYALTY OPERATORS

          DENVER, COLORADO.  APRIL 10, 2007: ROYAL GOLD, INC. (NASDAQ:RGLD; TSX: RGL), the leading precious metals royalty company, today announced ore reserves and additional mineralization estimates, updated for calendar 2007, as well as production forecasts for its royalty properties.  These reserves, additional mineralization and production estimates as of December 31, 2006, are provided to us by the operators of our royalty properties or have been obtained through publicly available information:

-	SJ Claims, Goldstrike mine – Barrick Goldstrike Mines Inc;

-	Leeville Mining Complex – Newmont Mining Corporation;

-	Pipeline Mining Complex – Barrick Gold U.S. Inc.;

-	Bald Mountain mine – Barrick Gold U.S. Inc.;

-	Mulatos mine – Alamos Gold Inc.;

-	Robinson mine – Quadra Mining Ltd.;

-	Troy mine – Revett Minerals Inc.;

-	Martha mine – Coeur d’Alene Mines Corporation;

-	Peñasquito project – Goldcorp Inc.;

-	Pascua-Lama project – Compania Minera Nevada Ltd. and Barrick Exploraciones Argentina S.A.;

-	Taparko-Bouroum project – High River Gold Mines Ltd.; and,

-	Gold Hill deposit – Kinross Gold Corporation.

          Tony Jensen, President and Chief Executive Officer, commented, “We are pleased to report   a substantial increase in the total reserve base for our royalty portfolio. Our reserve increases reflect the transformational growth Royal Gold has experienced over the past year due to the addition of royalties on long-life, world-class deposits and the on-going successes of our royalty operators in converting additional mineralized material into reserves.  The Company is well positioned for continued growth and cash generation in 2007 and beyond.”

          At the end of calendar 2006, total precious metals reserves subject to the Company’s royalty interests include 42.2 million ounces of gold and 595 million ounces of silver.  This total reflects a net gain of 20.8 million ounces of gold and 576 million ounces of silver, representing a 97% increase in gold reserves and a thirty-fold increase in silver reserves over the prior calendar year estimates.

Royalty Definitions

          The Company’s royalty portfolio contains several different types of royalties which are defined as follows:

          Gross Smelter Return (“GSR”) Royalty –  a defined percentage of the gross revenue from a resource extraction operation, with no deduction for any costs paid by or charged to the operator.

          Net Smelter Return (“NSR”) Royalty – a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining, and smelting costs.

          Net Value Royalty (“NVR”) – a percentage of the gross revenue from a resource extraction operation less certain contract-defined costs.

          Royalty – the right to receive a percentage or other denomination of mineral production from a mining operation.

          Tables displaying royalty reserves (Table 1), additional mineralization (Table 2), and estimated calendar 2007 production (Table 3) related to Royal Gold’s various royalty interests as of December 31, 2006, follow the property profiles.

Royalty Profiles

PRODUCING PROPERTIES

SJ Claims, Goldstrike Mine (Eureka County, Nevada)

          The Company owns a 0.9% NSR royalty covering a portion of the Betze-Post mine, known as the SJ Claims.  The Betze-Post mine, which is a portion of the larger Goldstrike operation, is operated by Barrick Goldstrike Mines Inc. (“BGMI”).

          BGMI has advised the Company that it anticipates production of approximately 799,000 ounces of gold in calendar 2007 from the SJ Claims that are subject to the Company’s royalty interest.  The operator also reported that it has updated its ore reserve estimate for the SJ Claims, as of December 31, 2006, based on a $475 gold price per ounce.

Leeville Mining Complex (Eureka County, Nevada)

          Royal Gold holds a 1.8% carried working interest, which calculates as a NSR royalty covering a majority of the underground Leeville Mining Complex (“Leeville”), operated by   Newmont Mining Corporation (“Newmont”).

          Newmont has advised the Company that it anticipates production of approximately 337,000 ounces of gold at Leeville in calendar 2007, subject to the Company’s royalty interest.  The operator has also informed the Company that it has updated its ore reserve estimates for the Leeville Mining Complex, as of December 31, 2006, based on a gold price of $500 per ounce.

Pipeline Mining Complex (Lander County, Nevada)

          At the Pipeline Mining Complex, the Company holds two sliding-scale gross smelter return royalties (“GSR1” and “GSR2”), a fixed-rate gross smelter return royalty (“GSR3”), and a net value royalty (“NVR1”).  The GSR1 royalty covers a majority of the Pipeline and South Pipeline deposits and the GSR2 (“Super”) royalty covers Crossroads and a portion of the Gap deposit.  The GSR2 royalty pays out at a rate that is 80% higher than that of GSR1, at all gold prices.  The GSR3 royalty rate is fixed at 0.71% for the life of the mine and covers the same area as GSR1 and GSR2 combined.  The 0.39% NVR1 royalty covers production from the GAS Claims, an area of interest of approximately 4,000 acres that includes the South Pipeline deposit and Crossroads area, but not the Pipeline deposit.  Current production from the Pipeline Mining Complex is subject to all four royalties.

          The Pipeline Mining Complex is owned by the Cortez Joint Venture (“Cortez”), a joint venture between Barrick Cortez Inc. (60%), a subsidiary of Barrick Gold Corporation, and Kennecott Explorations (Australia) Ltd. (40%), a subsidiary of Rio Tinto.  The Cortez Joint Venture is managed by Barrick Gold U.S. Inc. (“BGUS”).

          BGUS has advised the Company that the Pipeline Mining Complex is expected to produce approximately 491,000 ounces of gold in calendar 2007 that are subject to the Company’s royalty interests.  BGUS has also informed the Company that it has updated its ore reserve estimates for the Pipeline Mining Complex, as of December 31, 2006, based on a gold price of $475 per ounce.

Bald Mountain Mine (White Pine County, Nevada)

          Royal Gold holds a sliding-scale NSR royalty that covers a portion of the Bald Mountain mine, operated by BGUS.  Currently, the Company’s royalty rate is at 1.75%.

          BGUS has advised the Company that it anticipates production of approximately 91,000 ounces of gold in calendar 2007 from the portion of the Bald Mountain mine that is subject to the Company’s royalty interest.  BGUS has also advised the Company that it has updated its ore reserve estimates for Bald Mountain, as of December 31, 2006, based on a gold price of $475 per ounce.

Mulatos Mine (Sonora, Mexico)

          Royal Gold holds a sliding-scale NSR royalty at Mulatos, an open pit, heap leach gold mine owned and operated by Alamos Gold Inc. (“Alamos”).  The sliding-scale ranges from 0.30%, at an average quarterly gold price of $299.99 per ounce or below, up to a maximum of 1.5% when the price of gold averages $400 per ounce or higher. The royalty is capped at two million ounces of gold production.

          Alamos has informed the Company that it anticipates production of approximately 150,000 ounces of gold for calendar 2007 that are subject to the Company’s royalty interest and that it has updated its ore reserve estimates for Mulatos, as of December 31, 2006, based on a gold price of $500 per ounce.

Robinson Mine (White Pine County, Nevada)

          Royal Gold holds a 3.0% NSR royalty on the Robinson mine, an open pit copper mine with significant gold credits.  The operator is Quadra Mining Ltd. (“Quadra”).

          Quadra has informed the Company that in calendar year 2007 it anticipates production of approximately 68,000 ounces of gold and 136.3 million pounds of copper subject to the Company’s royalty interest.  Quadra has also advised the Company that it has updated its ore reserve estimates for the Robinson mine, as of December 31, 2006, based on material mined and adjustments in metallurgical performance, at a gold price of $500 per ounce and a copper price of $1.15 per pound.

Troy Mine (Lincoln County, Montana)

          Royal Gold holds a 7.0% GSR royalty that covers the Troy underground mine operated by Revett Silver Company, a subsidiary of Revett Minerals Inc. (“Revett”).  This 7.0% GSR royalty extends until either cumulative production reaches approximately 9.9 million ounces of silver and 84.6 million pounds of copper, or Royal Gold receives $10.5 million in cumulative payments, whichever occurs first.  As of December 31, 2006, the Company has received approximately $3.5 million in cumulative payments.

          Royal Gold also holds a GSR royalty that begins at 6.1% on any production in excess of 11.0 million ounces of silver and 94.1 million pounds of copper.  This 6.1% GSR royalty steps down to a perpetual 2.0% GSR royalty after cumulative production has exceeded 12.7 million ounces of silver and 108.2 million pounds of copper.

          Revett has advised the Company that it anticipates production of approximately 2.0 million ounces of silver and 16.0 million pounds of copper in calendar 2007 that are subject to the Company’s royalties.  Revett has also informed the Company that its updated ore reserve estimates, as of December 31, 2006, are based on an $11 per ounce silver price and a $2.00 per pound copper price.

Martha Mine (Santa Cruz Province, Argentina)

          The Company holds a 2.0% NSR royalty on the Martha silver mine operated by Coeur d’Alene Mines Corporation (“Coeur”).

          Coeur has informed the Company that it anticipates the Martha mine will produce approximately 2.7 million ounces of silver in calendar 2007 that are subject to Royal Gold’s royalty interest. Coeur has also advised the Company that it has updated its ore reserve estimates for the Martha mine, as of December 31, 2006, based on a silver price of $8.00 per ounce.

DEVELOPMENT STAGE PROPERTIES

Peñasquito Project (State of Zacatecas, Mexico)

          Royal Gold holds a 2.0% NSR royalty on the Peñasquito project under development by Goldcorp Inc.  The Peñasquito project, composed of two main deposits called Peñasco and Chile Colorado, hosts one of the world’s largest silver, gold and zinc reserves, while also containing large lead reserves.

          On February 23, 2007, Goldcorp reported updated ore reserve estimates for Peñasquito, as of December 31, 2006, based on a gold price of $450 per ounce, a silver price of $7.00 per ounce, a zinc price of $0.60 per pound, and a lead price of $0.30 per pound.  According to the operator, production is expected to commence in late calendar 2008.

Pascua-Lama (Argentina/Chile border)

          Royal Gold holds a sliding-scale NSR royalty on the Pascua-Lama project.  Pascua-Lama is owned by Compania Minera Nevada Ltd. and Barrick Exploraciones Argentina S.A., subsidiaries of Barrick Gold Corporation, and is located on the border between Argentina and Chile.  The NSR royalty, ranging from 0.16% to 1.08% depending on the average price of gold during the quarter, is applicable to all gold production from an area of interest in Chile.  According to the owner’s technical report dated March 30, 2005, approximately 80% of the reserves are located in Chile.  Royal Gold also holds a 0.216% fixed-rate copper royalty which applies to all of the copper reserves in Chile within the area of interest, but does not take effect until after January 1, 2017.

          On February 22, 2007, Barrick Gold Corporation reported updated ore reserve estimates for Pascua-Lama, as of December 31, 2006, based on a gold price of $475 per ounce.  The owners are targeting production in calendar 2010.

Taparko Mine (Burkina Faso, West Africa)

          Royal Gold holds two initial concurrent production payments, both equivalent to GSR royalties, and two subsequent GSR royalties at the Taparko-Bouroum project, an open pit gold operation.  The project, operated by High River Gold Mines Ltd. (“High River”), is in the final stages of construction.  Based upon estimates from the operator, Royal Gold expects to begin receiving royalty revenue in the second half of calendar 2007.

          The first GSR-equivalent royalty (“TB-GSR1”) is fixed at a rate of 15.0%. The second GSR-equivalent royalty (“TB-GSR2”) pays out at a rate of 4.3% when the average monthly gold price ranges between $385 and $430 per ounce, and changes to a sliding-scale royalty when the average monthly gold price is outside of this range.  The calculated rate, expressed as a percentage, is determined by dividing the average monthly gold price by 100 for gold prices above $430 per ounce, or by dividing the average monthly gold price by 90 for gold prices below $385 per ounce (e.g., a $650 per ounce gold price results in a rate of 650/100 = 6.5%).  Both TB-GSR1 and TB-GSR2 continue until either production reaches 804,420 ounces of gold, or payments totaling $35 million under TB-GSR1 are received by Royal Gold, whichever comes first.

          The two subsequent royalties consist of a 2.0% GSR perpetual royalty (“TB-GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% GSR milling royalty (“TB-MR1”).  The TB-MR1 applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.  Both the TB-GSR3 and TB-MR1 royalties commence once TB-GSR1 and TB-GSR2, described earlier, have ceased.

          High River has also informed the Company that it anticipates production of approximately 62,000 ounces of gold for calendar 2007 that are subject to the Company’s royalty interests.  High River has also advised the Company its ore reserve estimates for the Taparko mine, as of December 31, 2006, were based on a gold price of $400 per ounce.

Gold Hill (Nye County, Nevada)

          Royal Gold holds a sliding-scale NSR royalty on the Gold Hill deposit. The Gold Hill deposit, located just north of the Round Mountain gold mine, is controlled by Round Mountain Gold Corporation (“RMGC”), a joint venture between Kinross Gold Corporation, the operator, and Barrick Gold Corporation.  The sliding-scale ranges from 2.0% when the gold price is above $350 per ounce and slides to 1.0% when the price of gold falls to $350 per ounce or below.  The royalty is effectively capped at $10 million as RMGC has the right, at any time, to purchase the royalty interest for $10 million less any royalty payments paid prior to the purchase option being exercised.  The royalty is also subject to a minimum royalty payment of $100,000 per year.

          Although RMGC’s Gold Hill reserves are not separately detailed in their publicly available financial reports, Barrick Gold Corporation stated in its September 2006 Nevada Mine Tour presentation titled “Barrick in Nevada,” posted on their web site, that as of December 31, 2005, there were 375,000 contained ounces in reserves that represent their 50% share of the project.  According to the operator, production is expected to commence when permitting is completed and equipment from the Round Mountain pit expansion becomes available.

Corporate Profile

          Royal Gold, Inc. is a precious metals royalty Company engaging in the acquisition and management of precious metals royalty interests.  Royal Gold is publicly traded on the NASDAQ Global Select Market under the symbol “RGLD,” and on the Toronto Stock Exchange under the symbol “RGL.”  The Company’s web page is located at www.royalgold.com.

Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein.  Such forward-looking statements include statements regarding continued growth and cash generation, production estimates for calendar 2007 provided by third-party operators, reserves and mineralization estimates provided by third party operators, the sliding-scale features of our royalty structure at the Pipeline Mining Complex, Bald Mountain, Mulatos, Taparko, Gold Hill and Pascua-Lama, construction completion and commencement of royalty revenue at Taparko, continued ramp-up in production at the Leeville and Troy projects, and changes in production estimates or commencement of production from the operators of certain properties.  Like any royalty acquisition on a non-producing or not yet in development project, the Taparko, Peñasquito and Pascua-Lama projects are subject to certain risks, such as the ability of the operators to bring the projects into production and operate in accordance with their feasibility studies and the ability of Royal Gold to make accurate assumptions regarding valuation and timing and amount of royalty payments.  In addition, the acquired royalty interests and the projects are subject to risks associated with conducting business in a foreign country, including application of foreign laws to contract and other disputes, foreign environmental laws and enforcement and uncertain political and economic environments. Factors that could cause actual results to differ materially include, among others, changes in precious metals prices, decisions and activities of the operators of our royalty properties, mine completion, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, changes in project parameters as plans continue to be refined, results of current or planned exploration activities, continued diversification of our royalty base, economic and market conditions, and future financial needs or opportunities, and the impact of any future acquisitions, as well as other factors described elsewhere in this press release and in our Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission.  Most of these factors relate to activities of the mine operators and are beyond the Company’s ability to predict or control.  The Company disclaims any obligation to update any forward-looking statement made herein.  Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
Royal Gold’s Royalty Portfolio

Proven and Probable Gold Reserves1,2
as of December 31, 2006

			PROVEN RESERVES						PROBABLE RESERVES						PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)		Avg. Gold Grade (oz/ton)		Gold Contained Ozs[4] (millions)		Tons of Ore (millions)		Avg. Gold Grade (oz/ton)		Gold Contained Ozs[4] (millions)		Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs[4] (millions)

SJ Claims – Goldstrike[5]	0.9% NSR	Barrick Goldstrike Mines Inc.	—		—		—		—		—		—		60.5	0.132	7.977
Leeville Mining Complex (West Leeville and Carlin East)	1.8% NSR	Newmont	0.029	[6]	0.310	[6]	0.009	[6]	5.1	[7]	0.454	[7]	2.339	[7]	5.2	0.454	2.348
Pipeline GSR1	0.40–5.0% GSR (sliding-scale)	Barrick Gold U.S. Inc.	10.8		0.043		0.466		56.4		0.029		1.632		67.1	0.031	2.097	[8]
Pipeline GSR2	0.72–9.0% GSR (sliding-scale)	Barrick Gold U.S. Inc.	2.3		0.016		0.037		13.2		0.015		0.192		15.5	0.015	0.228	[8]
Pipeline GSR3	0.71% GSR	Barrick Gold U.S. Inc.	13.1		0.038		0.502		69.5		0.026		1.823		82.7	0.028	2.326	[8]
Pipeline NVR1	0.39% NVR	Barrick Gold U.S. Inc.	9.6		0.029		0.275		52.7		0.024		1.273		62.3	0.025	1.549	[8]
Bald Mountain[5]	1.75–3.5% NSR (sliding-scale)	Barrick Gold U.S. Inc.	—		—		—		—		—		—		51.5	0.039	2.024
Mulatos	0.30–1.5% NSR (sliding-scale)	Alamos	8.2		0.059		0.483		35.6		0.044		1.574		43.8	0.047	2.057
Robinson	3.0% NSR	Quadra	129.7		0.008		1.000		5.3		0.006		0.033		134.9	0.008	1.034

See footnotes to Table 1 on page 14.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio

Proven and Probable Gold Reserves (cont.)1,2
as of December 31, 2006

			PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs[4] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs[4] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs[4] (millions)

Peñasquito[9,10] (oxide)	2.0% NSR	Goldcorp	75.2	0.008	0.591	20.7	0.010	0.202	95.9	0.008	0.793
Peñasquito[9,10] (sulfide)	2.0% NSR	Goldcorp	295.3	0.018	5.175	230.4	0.017	4.013	525.7	0.017	9.188
Pascua-Lama[9]	0.16–1.08% NSR (sliding-scale)	Compania Minera Nevada Ltd. and Barrick Exploraciones Argentina S.A.	38.2	0.053	2.029	352.8	0.042	14.959	391.0	0.043	16.988	[11]
Taparko[9] TB-GSR1	15.0% GSR	High River	—	—	—	9.5	0.087	0.830	9.5	0.087	0.830	[12]
Taparko[9] TB-GSR2	4.3% GSR (or a sliding-scale)	High River	—	—	—	9.5	0.087	0.830	9.5	0.087	0.830	[12]
Gold Hill[9]	1.0–2.0% NSR (sliding-scale)	Kinross	—	—	—	—	—	—	—	—	—	[13]

See footnotes to Table 1 on page 14.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio

Proven and Probable Silver Reserves1,14
as of December 31, 2006

			PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs[4] (millions)	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs[4] (millions)	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs[4] (millions)

Troy[15]	7.0% GSR	Revett	—	—	—	—	—	—	9.03	1.14	10.323
	6.1% GSR		—	—	—	—	—	—	1.79	1.14	2.046
	2.0% GSR		—	—	—	—	—	—	1.22	1.14	1.339
Martha	2.0% NSR	Coeur d’Alene	0.033	64.0	2.118	0.066	60.0	3.966	0.099	61.3	6.084
Peñasquito[9,10] (oxide)	2.0% NSR	Goldcorp	75.2	0.705	53.014	20.7	0.653	13.525	95.9	0.694	66.539
Peñasquito[9,10] (sulfide)	2.0% NSR	Goldcorp	295.3	1.034	305.339	230.4	0.881	202.983	525.7	0.967	508.322

See footnotes to Table 1 on page 14.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves1
as of December 31, 2006

COPPER16

			PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained lbs[4] (millions)

Robinson	3.0% NSR	Quadra	129.7	0.69	1,787	5.3	0.73	77	134.9	0.69	1,863
Troy[15]	7.0%	Revett	—	—	—	—	—	—	7.89	0.54	84.914
	6.1%		—	—	—	—	—	—	1.58	0.54	16.978
	2.0%		—	—	—	—	—	—	2.72	0.54	29.286

ZINC17

			PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)	Avg. Zinc Grade (% Zn)	Zinc Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Zinc Grade (% Zn)	Zinc Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Zinc Grade (% Zn)	Zinc Contained lbs[4] (millions)

Peñasquito[9,10] (sulfide)	2.0% NSR	Goldcorp	295.3	0.81	4,768	230.4	0.70	3,214	525.7	0.76	7,982

LEAD18

			PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES

PROPERTY	ROYALTY[3]	OPERATOR	Tons of Ore (millions)	Avg. Lead Grade (% Pb)	Lead Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Lead Grade (% Pb)	Lead Contained lbs[4] (millions)	Tons of Ore (millions)	Avg. Lead Grade (% Pb)	Lead Contained lbs[4] (millions)

Peñasquito[9,10] (sulfide)	2.0% NSR	Goldcorp	295.3	0.38	2,251	230.4	0.31	1,432	525.7	0.35	3,683

See footnotes to Table 1 on page 14.

FOOTNOTES TO TABLE 1

[1]

Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission. Some of our royalty operators are Canadian issuers.  Their definitions of “mineral reserve,” “proven mineral reserve” and “probable mineral reserve” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators.  The Canadian definitions of “reserve,” ‘proven (measured) reserves,” and “probable (indicated) reserves” are different than those used by the SEC as defined below.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced.  The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[2]

Gold reserves were calculated by the various operators at the following per ounce price: $400 – Taparko; $450 – Peñasquito; $475 – Cortez Pipeline and South Pipeline, SJ Claims, Bald Mountain, and Pascua-Lama; $500 – Leeville, Robinson and Mulatos; and $535 – Cortez Gap.

[3]	See royalty definitions on page two.

[4]	“Contained ounces” or “contained pounds” do not take into account losses in processing the ore. The amounts shown are 100% of the reserves subject to our royalty interests.

[5]	The operator at SJ and Bald Mountain did not provide a breakdown of proven and probable reserves.

[6]	Proven reserves for Carlin East.

[7]	Probable reserves for West Leeville.

[8]	GSR1, GSR2 and NVR1 reserves are a subset of the reserves covered by GSR3.

[9]	Development stage property.

[10]	Operator reported reserve estimates by deposit types. An oxide deposit is one in which the oxide minerals predominate. A sulfide deposit is one in which the sulfide minerals predominate.

[11]

Royalty applies to all gold production from an area of interest in Chile.  According to Compania Minera Nevada Ltd.’s and Barrick Exploraciones Argentina S.A.’s technical report dated March 30, 2005, approximately 80% of these reserves are located in Chile.

[12]	TB-GSR1 and TB-GSR2 royalties are subject to the same reserve.

[13]

RMGC’s Gold Hill reserves are not separately detailed in their publicly available financial reports. However, Barrick Gold Corporation stated in its September 2006 Nevada Mine Tour presentation titled “Barrick in Nevada,” posted on their web site, that as of December 31, 2005, there were 375,000 contained ounces in reserves that represent their 50% share of the project.

[14]	Silver reserves were calculated by the operators at $11.00 per ounce for Troy, $8.00 per ounce for Martha and $7.00 per ounce for Peñasquito.

[15]	Due to the royalty structure at the Troy mine, reserves cannot be broken down into proven and probable.

[16]	Copper reserves were calculated by the operators at $2.00 per pound for Troy and $1.15 for Robinson.

[17]	Zinc reserves were calculated by the operator at $0.60 per pound.

[18]	Lead reserves were calculated by the operator at $0.30 per pound.

TABLE 2
Royal Gold’s Royalty Portfolio

Gold Additional Mineralized Material1
as of December 31, 2006

PROPERTY	ROYALTY[2]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF ORE (millions)	AVERAGE GOLD GRADE (ounces per ton)

Leeville Mining Complex	1.8% NSR	Newmont	Measured	0.021	0.300
(West Leeville and Carlin East)			Indicated	—	—
			Inferred	1.4	0.373
Pipeline GSR1	0.40 – 5.0% GSR (sliding-scale)	Barrick Gold U.S. Inc.	Measured[3,4]	2.5	0.030
			Indicated[3,4]	9.6	0.032
			Inferred [3,4]	2.4	0.018
Pipeline GSR2	0.72 – 9.0% GSR (sliding-scale)	Barrick Gold U.S. Inc.	Measured[3,4]	5.7	0.041
			Indicated[3,4]	15.1	0.043
			Inferred[3,4]	0.037	0.039
Pipeline GSR3	0.71% GSR	Barrick Gold U.S. Inc.	Measured[3,4]	8.1	0.038
			Indicated[3,4]	24.8	0.038
			Inferred[3,4]	2.4	0.018
Pipeline NVR1	0.39% NVR	Barrick Gold U.S. Inc.	Measured[3,4]	6.4	0.040
			Indicated[3,4]	19.0	0.027
			Inferred [3,4]	1.9	0.014
Bald Mountain	1.75 – 3.5% NSR (sliding-scale)	Barrick Gold U.S. Inc.	Measured & Indicated[3]	7.6	0.036
			Inferred[3]	—	—
Mulatos[5,6]	0.30 – 1.5% NSR (sliding-scale)	Alamos	Measured[3]	12.8	0.042
			Indicated[3]	82.5	0.035
			Inferred3	—	—
Peñasquito[7,8]	2.0% NSR	Goldcorp	Measured[3]	17.7	0.004
(oxide)			Indicated[3]	23.3	0.004
			Inferred [3]	189.6	0.002
Peñasquito[7,8]	2.0% NSR	Goldcorp	Measured [3]	126.1	0.009
(sulfide)			Indicated [3]	173.1	0.008
			Inferred [3]	2,650.6	0.005

See footnotes to Table 2 on page 18.

TABLE 2 (Cont.)
Royal Gold’s Royalty Portfolio

Silver Additional Mineralized Material1
as of December 31, 2006

PROPERTY	ROYALTY[2]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF ORE (millions)	AVERAGE SILVER GRADE (ounces per ton)

Troy	2.0% GSR	Revett	Measured[3]	35.1	1.46
			Indicated[3]	10.1	0.99
			Inferred[3]	—	—
Martha	2.0% NSR	Coeur d’Alene	Measured	0.019	39.4
			Indicated	0.031	39.2
			Inferred	0.063	45.8
Peñasquito[6,7]	2.0% NSR	Goldcorp	Measured[3]	17.7	0.397
(oxide)			Indicated[3]	23.3	0.508
			Inferred[3]	189.6	0.167
Peñasquito[6,7]	2.0% NSR	Goldcorp	Measured[3]	126.1	0.769
(sulfide)			Indicated[3]	173.1	0.758
			Inferred[3]	2,650.6	0.321

See footnotes to Table 2 on page 18.

TABLE 2 (Cont.)
Royal Gold’s Royalty Portfolio

Base Metals Additional Mineralized Material1
as of December 31, 2006

COPPER

PROPERTY	ROYALTY[2]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF ORE (millions)	AVERAGE COPPER GRADE (% Cu)

Troy	2.0% GSR	Revett	Measured[3]	35.1	0.72
			Indicated[3]	10.1	0.36
			Inferred[3]	—	—

ZINC

PROPERTY	ROYALTY[2]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF ORE (millions)	AVERAGE ZINC GRADE (% Zn)

Peñasquito[7,8]	2.0% NSR	Goldcorp	Measured[3]	126.1	0.76
(sulfide)			Indicated[3]	173.1	0.66
			Inferred[3]	2,650.6	0.29

LEAD

PROPERTY	ROYALTY[2]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF ORE (millions)	AVERAGE LEAD GRADE (% Pb)

Peñasquito[7,8]	2.0% NSR	Goldcorp	Measured[3]	126.1	0.34
(sulfide)			Indicated[3]	173.1	0.30
			Inferred[3]	2,650.6	0.10

See footnotes to Table 2 on page 18.

FOOTNOTES TO TABLE 2

[1]

Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.  The U.S. Securities and Exchange Commission does not recognize this term.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[2]	See royalty definitions on page two.

[3]

Some of our royalty operators are Canadian issuers.  Their definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conforms to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators.  Mineral resources which are not mineral reserves do not have economic viability.  Canadian issuers use the terms “mineral resources” and its subcategories “measured,” “indicated” and “inferred” mineral resources.  While such terms are recognized and required by Canadian regulations, the U.S. Securities and Exchange Commission does not recognize them.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[4]	GSR1, GSR2 and NVR1 mineralized material are a subset of the mineralized material covered by GSR3.

[5]	The Company’s royalty is subject to a 2.0 million ounce cap on gold production.

[6]	Cut-off grade of 0.015 ounces per ton.

[7]	Development stage property.

[8]	Operator has reported estimates by deposit types. An oxide deposit is one in which the oxide minerals predominate. A sulfide deposit is one in which the sulfide minerals predominate.

NOTE: Mineralized material was not reported by the operators for SJ Claims-Goldstrike, Robinson, Taparko, and Pascua-Lama.

TABLE 3
Royal Gold’s Royalty Portfolio

Calendar Year 2007 Production Estimates

ROYALTY	OPERATOR	METAL	PRODUCTION[1]

SJ Claims-Goldstrike	Barrick Goldstrike	Gold	799,000 oz
Leeville Mining Complex (West Leeville and Carlin East)	Newmont	Gold	337,000 oz
Pipeline GSR1	Barrick Gold U.S. Inc.	Gold	479,000 oz
Pipeline GSR2	Barrick Gold U.S. Inc.	Gold	13,000 oz
Pipeline GSR3	Barrick Gold U.S. Inc.	Gold	491,000 oz
Pipeline NVR1	Barrick Gold U.S. Inc.	Gold	265,000 oz
Bald Mountain	Barrick Gold U.S. Inc.	Gold	91,000 oz
Mulatos	Alamos Gold	Gold	150,000 oz
Robinson[2]	Quadra Mining	Gold	68,000 oz
Robinson[2]	Quadra Mining	Copper	136.3 million lbs.
Troy[2]	Revett	Silver	2.0 million oz
Troy[2]	Revett	Copper	16.0 million lbs.
Martha[2]	Coeur d’Alene	Silver	2.7 million oz
Taparko TB-GSR1	High River	Gold	62,000 oz
Taparko TB- GSR2	High River	Gold	62,000 oz

[1]	Production estimates were provided by the various operators and are in ounces for gold and silver, and pounds for copper.
[2]	Recovered metal is contained in concentrate.